ROBERT M. GUTKOWSKI
20 Fox Hunt Lane
Cold Sprink Harbor, New York 11724

October 25, 2006

Board of Directors
Universal Power Group, Inc.
1720 Hayden Road
Carrollton, Texas

Dear Sirs:

This letter confirms my acceptance of your offer to join the Board of Directors of Universal Power Group, Inc. immediately upon effectiveness of the company's initial public offering.

Very truly yours,

                                                                                                         /s/ Robert M. Gutkowski